UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 22, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 22, 2020, the Company issued a press release entitled “TPT Global Tech’s Subsidiary Innovaqor Inc. Changes Name and Effects Reverse Share.” A copy of the press release is attached hereto as Exhibit 99.1.

On September 24, 2020, the Company issued a press release entitled “TPT Global Tech's Preferred Series D Reg A+ $50M Equity Raise Qualified By the SEC.” A copy of the press release is attached hereto as Exhibit 99.2.

On October 6, 2020, the Company issued a press release entitled “TPT Global Tech Subsidiary TPT MedTech Completes Thomas Scientific Sales Training With 135 Sales Reps to Launch QuikLAB and SaniQUIK In the USA and Internationally.” A copy of the press release is attached hereto as Exhibit 99.3.

On October 12, 2020, the Company issued a press release entitled “TPT Global Tech Subsidiary TPT MedTech “QuikLAB” Gets County Approval By The Alameda County California Healthcare Services Agency.” A copy of the press release is attached hereto as Exhibit 99.4.

On October 21, 2020, the Company issued a press release entitled “TPT MedTech's "QuikLAB" Officially Opens for Business at Miami's Dadeland Mall.” A copy of the press release is attached hereto as Exhibit 99.5.

On November 9, 2020, the Company issued a press release entitled “TPT MedTech [OTCQB:TPTW] Launches End to End COVID Testing and Monitoring Solution "To Get our Kids Back Into Schools." A copy of the press release is attached hereto as Exhibit 99.6.

On November 24, 2020, the Company issued a press release entitled “TPT Global Tech [OTCQB: TPTW] NBA's Lamar Odom Accepts "Vice President of Sports and Entertainment" position with the San Diego Tech Company and will focus on its Global QR Code End to End Covid-19 Testing, Monitoring and Check and Verify Mobile Platform!" A copy of the press release is attached hereto as Exhibit 99.7.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release dated September 22, 2020
99.2	Press Release dated September 24, 2020
99.3	Press Release dated October 6, 2020
99.4	Press Release dated October 12, 2020
99.5	Press Release dated October 21, 2020
99.6	Press Release dated November 9, 2020
99.7	Press Release dated November 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

Date: November 25, 2020	By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III
Title: Chief Executive Officer